BARON

FUNDS®

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

Supplement dated November 15, 2017

to Statement of Additional Information dated April 28, 2017

IMPORTANT NOTICE REGARDING CHANGE IN THE FEES AND EXPENSES OF BARON INTERNATIONAL GROWTH AND BARON GLOBAL ADVANTAGE FUNDS

Effective November 15, 2017, in connection with the lowering of certain fees and expenses of Baron International Growth Fund and Baron Global Advantage Fund (the “Funds”), the Statement of Additional Information of the Funds is modified as follows:

On page 25 of the Statement of Additional Information, the second paragraph under “Investment Adviser” is deleted in its entirety and replaced with the following paragraph:

“Pursuant to separate advisory agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to policies determined by the Board. For such services, the Adviser receives an annual fee from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund of 1% of the average daily net assets of the respective Fund. Baron International Growth Fund and Baron Global Advantage Fund pay the Adviser per annum 0.88% and 0.85%, respectively, of the average daily net assets of the Funds. The Adviser has contractually agreed to limit the expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), for as long as the Adviser serves as investment adviser to the Funds, for each of the share classes as follows:

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund	1.15%	0.90%	0.90%

This information supplements the Statement of Additional Information dated April 28, 2017. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request another copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.